QCi | Innovative Quantum Solutions Company

NASDAQ: QUBT

Quantum Computing Inc.

d.b.a. ***QCI***

A.G.P. Emerging Growth Technology Conference
Investor Presentation
February 16, 2023

Safe Harbor

Innovative Quantum Solutions Company

The statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of applicable securities laws. Forward-looking statements include statements regarding our "expectations," "anticipation," "intentions," "beliefs," or "strategies" regarding the future, whether or not those words are used. Forward-looking statements also include statements regarding revenue, margins, expenses, anticipated levels of future revenues and earnings from operations, projected costs and expenses related to our operations, liquidity, capital resources, and availability of future equity capital on commercially reasonable terms. Forward-looking statements in this presentation are based upon a number of assumptions, some of which may not materialize, and unanticipated events may occur which could affect the actual results achieved by the Company during the periods covered by the forward-looking statements. All forward-looking statements included in this presentation are based on information available to us as of the date of the presentation, and we assume no obligation to update any such forward-looking statements. Our actual results could differ materially from the forward-looking statements.

Quantum Computing Inc.

NASDAQ: QUBT

215 Depot Court SE, #215

Leesburg, VA 20175

703-436-2161

www.quantumcomputinginc.com

Mission Statement

QCi | Innovative Quantum Solutions Company

QCI is a leading innovator of quantum photonic capabilities in computing, artificial intelligence, photonic imaging (LiDAR), cyber-security and quantum networks.

QCI's mission is to be the driving force behind the democratization of quantum computing and the application of quantum technologies to meet the needs of national security and our society.

Market Overview

Innovative Quantum Solutions Company

- According Hyperion Research and The Quantum Economic Development Consortium (QED-C), the quantum computing market is projected to grow exponentially. Globally, it was worth an estimated $320 million in 2020, and will grow at an anticipated 27% CAGR between 2020 and 2024, reaching approximately $830 million by 2024 and $1.2 billion in 2025.

- Grand View Research predicts that the high-performance computing market will reach $61 Billion by 2027.

- Gartner predicts that by 2023, 20% of organizations will be budgeting for quantum computing projects and 90% of enterprise investments in this area will engage consulting organizations to help shape problems that can leverage quantum algorithms.

- The U.S. Government according to the National Quantum Initiative reported budget authority for Quantum R&D of $449 million in 2019, $672 million in 2020, followed by $793 million of enacted budget authority for QIS R&D in FY 2021, and budget authority of $877 million for QIS R&D in FY 2022.

- **THE CHIPS AND SCIENCE ACT DIRECTS $280 BILLION IN SPENDING OVER THE NEXT TEN YEARS - According to McKinsey & Company, the Chips Act will accelerate R&D and commercialization of leading-edge technologies, such as quantum computing, AI, clean energy, and nanotechnology.**

Snapshot – *Quantum Computing Inc. Corporate Profile*

Innovative Quantum Solutions Company

Quantum Computing Inc. *d.b.a.* QCI is a first-to-market full-stack photonic-based quantum computing and solutions company.

History/Milestones:

- **2018** Incorporated in Delaware; Commenced trading on OTC as Quantum Computing Inc.; Technology roadmap & development.
- **2019** Software product development & testing; Established advisory board.
- **2020** Released version 3.0 Mukai Middleware – delivers superior results at 5x the computing power; Furthered R&D.
- **2021** Launched Qatalyst; Strengthened BOD (Fagenson); Uplisted to NASDAQ; Released Qgraph software; BMW Challenge; + Amazon partnership.
- **2022** Acquired QPhoton (expanding business plan); Software breakthrough increase processing power 20x – up to 11,000-variables - (computing accelerator); Added to BOD (Turmell); Added to Russell 3000 Index; Secured Financing; Launched subscription service for Dirac 1 Entropy Quantum Computer; Awarded Rabobank fraud detection contract.
- **2023** Announced QI Solutions for Government & Defense projects; Announced sub-contract with NASA (Q-LIDAR); Launched quantum cyber security; Marquee hires and appointments: Dr Carl Weimer PhD (BOD); Sean Gabeler (head of QI Solutions); Honorable James Simon (to lead and establish Technical Advisory Board)

Headquarters/R&D Lab/Manuf.: Leesburg, VA / Hoboken, NJ / Tucson, AZ via a wholly owned subsidiary QI Solutions (Government & Defense)

Employees: 45 - 28 Engineering/R&D (hardware and software / R&D and commercialization); 5 Sales/Business Development & Marketing; 6 Operations; 2 Finance; 4 G&A.

Partnerships: Stevens Institute of Technology; Amazon; Splunk, CQT - Center for Quantum Technologies; QDICE -Quantum Dual-Use Innovation, Commercialization & Education Engine; CQN –Center for Quantum Networking [Quantum Internet]

Outsourced Services: Legal: Richards, Layton & Finger – general counsel (https://www.rlf.com); Morrison Foerster – patents (hardware) (https://www.mofo.com); Pillsbury Winthrop Shaw Pittman – patents (software) (https://www.pillsburylaw.com); Lucosky Brookman - SEC (https://www.lucbro.com); Perkins Coie patent (https://www.perkinscoie.com/en).
Financial: BP Borgers, CPA PC– Auditor (http://www.bfbcpa.us); Transfer Agent: Worldwide Stock Transfer, LLC (https://www.worldwidestocktransfer.com).
Public Relations / Media Strategy & Communications: A10 Associates (https://www.a10associates.com ; The Quantum Insider (https://thequantuminsider.com)
Investor Relations: CMA Investor Relations (https://www.capitalmarketaccess.com)

Patents: 1 Patents Issued + 3 Pending Patents + 7 Patents licensed (exclusive) from Stevens Institute of Technology.

Trademarks/Registrations: 5 domestic trademarks filed

Market Capitalization:	*$104 million (as of 2/14/23)*
Common Shares Outstanding:	*55.9 million (as of 12/31/22)*
Series A Convertible Preferred:	*1.5 million shares*
Options / Warrants:	*5.6 million / 8.6 million*
Inside Ownership:	*49.9% (as of 12/31/22)*

Total Cash:	$10.4 million
Total Debt	$8.25 million
Shareholders Equity:	$84.2 million
NOLs	$8.4 million

All figures as of 9/30/22 unless otherwise stated

Leadership

Innovative Quantum Solutions Company



Robert Liscouski
President, CEO & Chairman

35+ years' executive experience at public and private companies, and federal agencies.

Appointed by President George W. Bush as first Assistant Secretary for Infrastructure Protection.

Diplomatic security service special agent with the U.S. Department of State.

Served in senior management roles at Implant Sciences Corporation, Coca-Cola Company and Orion Scientific Systems.

B.S. from John Jay College and Master's from Harvard University.



Chris Roberts
CFO

35+ years' experience in corporate finance, business law, business development, information technology, marketing and government contracting.

Senior management and finance executive positions at a number of public and private companies involved in aerospace, defense and information technology, including Secure Point Technologies, Systems Made Simple, Integral Systems, and Pearson Analytic Solutions.

B.S. in Electrical Engineering and Master's degree from MIT. Juris Doctor, University of Virginia Law School.



William McGann Ph.D.
COO/CTO

31+ years' experience in numerous areas of technology development.

Served as chief technology officer for the Security, Detection and Automation business at Leidos Corporation.

Founder of the first explosives trace detection company, Ion Tack Instruments

Former CTO for GE Security.

Former CEO of Implant Sciences.

Ph.D. in chemical physics from University of Connecticut and Undergraduate degrees in chemistry and biology.



Yuping Huang, Ph.D.
Chief Quantum Scientist

20+ years' of pioneering R&D in quantum physics and technology.

Founded Qphoton, Inc. focusing on commercializing quantum devices and technology to provide innovative and practical quantum solutions.

Founding director of Center for Quantum Science and Engineering and Gallagher Associate Professor of Physics at Stevens Institute of Technology.

Created and led a strong portfolio of quantum research projects with ~$30M funds from DARPA, National Science Foundation, Navy, etc.



Mike Keymer
VP of Quantum Solutions

16+ years of experience in software technologies.

Founder and CEO of Origent Data Sciences, a life sciences analytics company that uses AI and predictive modeling to optimize pharmaceutical human clinical trials for neurodegenerative diseases.

Served as principal leading the New Ventures consulting practice at Right Start Consulting.

Founded Topspin Labs, a business incubator.

Served as VP of operations for Gannon Technologies Group.

MBA from Northwestern University.



Carly Saxton
HR Director

Carly Saxton is an HR professional with 15 years of human resources experience and a MPS in Human Resources Management from Georgetown University.

Prior to joining QCI, Carly worked at PCORI, a start-up healthcare research institute, which she helped grow from 50 to 300 employees.

She has also held roles at SmithBucklin, PCAOB, and The British Embassy. Carly has a proven track record of developing HR processes, implementing management systems, recruiting highly-specialized skill sets, and guiding people strategy to support organizational growth.

Board of Directors

Innovative Quantum Solutions Company

Robert Fagenson, ***Independent Director***

Mr. Fagenson serves on the Board of National Holdings Corporation ("NHS") since March 2012 and as vice chairman since September 2016. He previously served as co-chief executive officer of NHS, as chief executive officer and chairman, and as executive vice-chairman. Mr. Fagenson has been a branch owner at NHS, an operating company of NHS, since 2012, and president of Fagenson & Co., Inc., a family investment company, since 1982. Mr. Fagenson spent the majority of his career at the New York Stock Exchange (NYSE), where he was managing partner of one of the exchange's largest specialist firms. While at the NYSE, Mr. Fagenson served as a governor on the trading floor and was elected to the NYSE board of directors in 1993, where he served for six years, eventually becoming vice chairman 1998 to 1999 and 2003 to 2004. Mr. Fagenson has served on the Board of Directors of the New York City Police Museum, the Federal Law Enforcement Officers Association Foundation, Sigma Alpha Mu Foundation, and the New York Edge, and as the non-executive chairman of Document Security Systems, Inc. from 2012 to 2018 (NYSE: DSS).

Michael Turmelle, ***Independent Director***

Mr. Turmelle is Managing Director of Hayward Tyler, which designs, manufactures and services performance-critical electric motors and pumps for the global energy industry. Previously, Mr. Turmelle ran a consulting company focused on start-ups and turn-arounds in the areas of renewable energy, medical and other advanced technologies. Mr. Turmelle has served on Board of Directors of Ideal Power Inc., Implant Sciences Corp., an explosive and narcotic trace detection company as Chairman, SatCon as CFO & COO, and Beacon Power, a SatCon spin-off that addresses flywheel energy storage. Mr. Turmelle has a BA (Economics) Amherst College and graduate of General Electric's Financial Management Program.

Bertrand Velge, ***Independent Director***

Mr. Velge is the Managing Director of Graftyset, Ltd., a wholesale distributor of wine, beer and other alcoholic and non-alcoholic beverage, based in Sidcup, Kent (UK). Mr. Velge also served as Director for Aliunde Ltd. Mr. Velge has over twenty years of experience in multi-disciplinary venture investing and was managing director and co-founder of a fund that trades equities in Europe, Asia and the US focusing on IPOs.

Dr. Carl Weimer, PhD, ***Independent Director Joined 2023***

Dr. Weimer combines over 25 years of experience in the aerospace industry. Previously, he had been involved in two companies in the aerospace industry holding positions including Team Leader, Principal Investigator and Chief Technologist. Previously, Dr. Weimer was a Team Leader for Ophir Corporation, an aerospace optics company. From 2000 to 2018, he was a Team Leader for Ball Aerospace & Technologies Corp., a spacecraft company. From 2018 to present, Dr. Weimer is the Chief Technologist for the Ball Civil Business Unit. In addition, from 2008 to present, Dr. Weimer has been the Principal Investigator for the NASA Earth Science Technology Office. Dr. Weimer hold a B.S. Harvey Mudd College, M.S. Harvey Mudd, PhD Colorado State University all in experimental Physics.

Company Board Members:

Robert Liscouski, President, Chief Executive Officer and Chairman of the Board

Yuping Huang, Ph.D., Chief Quantum Scientist

Recent Leadership Additions – *Attracting Key Talent*

Innovative Quantum Solutions Company

February 2, 2023
Honorable James (Jim) Simon, Jr., a seasoned US intelligence community leader and technology strategist with extensive experience working with senior government and industry leaders globally, was appointed to establish and lead the Company's Technical Advisory Board.

Mr. Simon is a former senior Central Intelligence Agency officer and former executive at Microsoft. He served as the first Assistant Director of the Central Intelligence for Administration (1998 – 2003). He chaired the Mission Requirements Board that approved all Intelligence Community's major system acquisitions, and, after September 11th, was designated as the senior intelligence officer for homeland security where he established and chaired the Homeland Security Intelligence Council. For his government service, Mr. Simon has received numerous awards, including the Distinguished Intelligence Medal. Private sector initiatives include, Microsoft as Director of its Institute for Advanced Technology in Governments, rising to Chief Strategist, Worldwide Public Sector; Advising businesses and governments worldwide on advanced cyber security technologies and advanced analytics; Training and education to military colleges and civilian universities. Mr. Simon is currently an adjunct instructor at the University of Alabama in the Department of Criminology and Criminal Justice, focused on cyber security. Mr. Simon has produced published works on cyber conflict, military history, intelligence, and security. He has also served on a number of corporate boards of directors ranging from start-ups to Fortune 500 companies, such as US Airways and Orbimage.

February 6, 2023
Sean Gabeler, a highly seasoned operations and applied technology expert has been tasked to oversee the Company's recently launched QI Solutions, a wholly owned subsidiary dedicated to delivering quantum solutions to the government and defense markets.

Mr. Gabeler joined QCI after over 30 years as a Special Operations officer. A highly decorated multi war combat veteran, Sean brings a level of understanding of government operational requirements uncommon in the business community. As an applied technology expert, Sean has proven deep experience applying commercial technology to government solutions with a successful track record of transitioning emerging technology to real world applications in mission critical rapid deployment.

The Science of Photonic Quantum Computing

Innovative Quantum Solutions Company

The basics - Quantum computing **uses subatomic particles, such as electrons or photons**. Quantum bits, or qubits, allow these particles to exist in more than one state (i.e., 1 and 0) at the same time, multidimensional vs Classical computers employ a stream of electrical impulses (1 and 0) in a binary manner to encode information in bits. A qubit places the quantum information into a state of superposition allowing them become entangled, thus changing one qubit directly affects the other in a manner that's governed by the postulates of quantum mechanics (predictable). Quantum algorithms are then designed to take advantage of this relationship to solve complex problems. While doubling the number of bits in a classical computer doubles its processing power, adding qubits results in an exponential upswing in computing power and ability.

Electron approach: the issue - Decoherence occurs when the quantum behavior of qubits decays due to their uncontrolled interactions with their surroundings, making scaling difficult. The quantum state can be disturbed instantly by mechanical and electromagnetic variations and/or temperature changes. This can cause qubits to fall out of superposition and cause **computing errors**. It's important that qubits be protected from such interference by, supercooled refrigerators, insulation, and vacuum chambers. *According to global energy leader Iberdola, "quantum computers must have almost no atmospheric pressure, an ambient temperature close to absolute zero (-273°C) and insulation from the earth's magnetic field to prevent the atoms from moving, colliding with each other, or interacting with the environment. In addition, these systems only operate for very short intervals of time, so that the information becomes damaged and cannot be stored, making it even more difficult to recover the data."*

The Science of Photonic Quantum Computing

Innovative Quantum Solutions Company

Photon approach: the solution - *A* way to secure scalable structures is to use photons (particles of light). The quantum states of photons are more robust against decoherence. Photons seldom interact with each other and can easily avoid uncontrolled interactions that destroy their quantum state. However, to build a universal quantum computer, we need multi-qubit gates, which means that photons must be made to communicate with each other somehow. In order to make photons affect each other, in one approach, scientists have designed a photon storage ring and scattering unit. The storage ring, which functions similarly to memory in a classic computer, is a fiber optic loop holding multiple photons that travel around the ring from which they can be manipulated into a scattering unit or cavity containing a single atom. The photon then interacts with the atom, causing the two to become "entangled," thereby creating a quantum state.

The Photon Advantages

Photon's main advantages are simple components, the ability to run a variety of quantum operations, an ability to perform under very practical environmental conditions allowing systems to emerge with excellent size, weight, power and cost parameters. Furthermore, photonic systems have a natural compatibility with telecom light sources, PICs, and silicon chip fabrication methods.

Our Unique Capability - *Competitive Advantage*

QCi | Innovative Quantum Solutions Company

QPU REQUIREMENTS	OTHER QPUs	QCI Entropy Quantum Computer
COOLING	HYPER COOLED: TEMPERATURE OF SPACE OR COOLED ROOM	ROOM TEMPERATURE
ENVIRONMENT	HIGHLY UNSTABLE, EASILY COLLAPSED	STABLE IN MOST BUSINESS ENVIRONMENT
INFRASTRUCTURE	BEYOND SUPERCOMPUTERS	NO SPECIAL REQUIREMENTS
DEPLOYMENT/MTCC	EXPERT CARE AND FEEDING ON CLOUD OR ON PREMISE	DEPLOY ANYWHERE, CLOUD AND ON PREMISE
PROCESSING CAPABILITY	LESS THAN 5000 QUBITS	Dirac 1: 10,000+ Qubits Dirac 2: 1,000 Qudits (d=64)
PROJECTED Cost to Operate	COOLING ALONE IS MILLIONS	LIKE A DEPARTMENTAL SERVER

Products & Services - *Available in the market TODAY*

Innovative Quantum Solutions Company

STAND OUT: QCI is unique - Its breadth of capabilities in both quantum computing and quantum solutions is unsurpassed in the market today.

- **HARDWARE:**

Entropy Quantum Computer (EQC)
EQC is unique patented photonic quantum information processing system that takes a fundamentally different approach to other quantum hardware. EQC can solve larger and more complex problems, while eliminating the errors that occur with other quantum computing approaches. EQC is deployed as a ready-to-run, room temperature, rack-mountable server requiring no special infrastructure with compelling performance advantages..

Quantum LiDAR
Remote Sensing – Quantum can greatly enhance the ability to measure at improved resolution and distances.
By applying quantum to LiDAR, we can: 1. see around corners without line of sight 2. See miles of depth into waterways and oceans.
3. See through layers of tissue into the molecular level of the human body . 4. See though outer casings of surfaces and infrastructure..
According to Straits Market Research – the LiDAR market is projected to reach $6 billion by 2030.

Quantum CyberSecurity
The patented technology gives system-wide, zero-trust protections to many communication scenarios involving data sharing, filling a critical security breach by offering a way to effectively protect information and to safeguard the entire network at all points of slippage. Designed to be compatible with existing fiber-based communication infrastructure and satellite-based networks, QCI's quantum cyber security is available today for Government and large commercial systems.

- **SOLUTIONS:**

QCI professional services helps customers identify and execute quantum solutions to solve their business problems, by providing a full suite solution for end users.

- **SOFTWARE:**

QATALYST
A ready-to-run software for complex optimization computations, enabling end users to solve their business problems without the need for complex programming. Qatalyst is QCI's answer to the broader industry's current approach to quantum software development, which relies on highly trained scientists working with special development kits at the circuit level, which require deep level quantum expertise to create quantum workflows. Qatalyst is not a tool kit, but a complete platform, enabling developers to create and execute quantum-ready applications on conventional computers, while also being ready to run on multiple quantum computers. Qatalyst dramatically saves time, costs, with no additional quantum programming or quantum computing expertise. Qatalyst is integrated with a number of cloud services such as Amazon Web Services

12 Month Goals

Innovative Quantum Solutions Company

- Expand the deployment of quantum solutions to Federal and State government clients.
- Launch EQC Dirac 2
- Accelerate Quantum LiDAR revenue and expand uses.
- Launch quantum cybersecurity solutions.
- Launch Quantum Random Number Generator (QRNG) as a service
- Expand uses cases within the Quantum Solutions division beyond logistics to include energy design, autonomous vehicle sensor optimization, Artificial Intelligence, financial services fraud protection, and cybersecurity beyond encryption.
- Secure facility and begin Quantum Optical Chip manufacturing.
- Participate in and leverage cooperative State and University consortiums.
- Expand and launch comprehensive marketing campaign. Upgrade website, including enhanced digital assets, videos, speed performance, add proof of concept cases, and fine tune science page to effectively educate market on technology. Heighten social media presence via compelling and informative posts, promotions and influencers. Expand public presence via tradeshows and PR opportunities.
- Expand distribution by adding sector/industry vertical specific technology partners with robust sales networks globally.
- Strengthen in-house capabilities vs outsourcing consultants. Expand sales and technical team.
- Strategic additions to Technical Advisory Board and Board of Directors.
- Continue R&D enhancements and/or modifications.
- Maintain and expand patent and trademark portfolio.
- Secure financial and strategic investors with long-term orientation as well as a corporate finance partner. Secure grant funding (Chips Act).
- Achieve financial targets while maintaining a cost-conscious discipline on expenses.

Investment Highlights

Innovative Quantum Solutions Company

LARGE ADDRESSABLE MARKET WITH FAVORABLE TAILWINDS	▪ Massive global addressable market – Forecasted at $1 billion+ in 2023 and growing at double digit rate. ▪ First-to-market with a full stack photon-based quantum computing and quantum solutions offering including sensing and imaging. ▪ Little, if any, competition has commercialized their offerings – Industry still focused on large University research, QCI is focused on practical immediate uses – democratizing quantum.
BEST IN CLASS PLATFORM	▪ Unique methodology to quantum computing advances the power of photonic wave principles to evolve full stack quantum capabilities. This approach allows for faster processing with boundless data inputs to solve the most complex problems in a highly cost-effective, smaller footprint with no special temperature conditions. ▪ Proprietary capability – Built from the ground up.
MULTIPLE REVENUE LEVERS & OPERATING LEVERAGE	▪ Large and growing suite of hardware, software, and services. ▪ Leveraging a core technology addressing an ever-increasing number of applications appropriate for multiple industries with real world solutions today.. ▪ Future opportunities for distribution partnerships within specific verticals to accelerate product reach. ▪ QCI has begun commercialization in early 2023 and anticipates material revenue growth for the foreseeable future. ▪ QCI achieves EBITDA breakeven at roughly $30 million in annual revenue and anticipates cashflow breakeven in less than 2 years.
VISIONARY MANAGEMENT TEAM WITH PROVEN TRACK RECORD	▪ Visionary Management - Held leadership roles with records of business development success in launching new concepts and products. Validated by strong relationships within Government, Military, and Tech-renowned Universities & State consortiums. ▪ Founder and Board highly incentivized - invested funding to date of over $1 million as well as given up lucrative employment to focus full time on QCI startup. Strong creative reputation - quick and nimble to identify & deliver on upcoming value-enhancing trends with services, hardware and software.
HIGHLY DEFENSIBLE BARRIERS TO ENTRY	▪ Unique Service Offering – Requiring significant research & development and capital. First to market with success road map and utilizing top marketing, sales and business development team. ▪ Numerous international patents, trademarks, registrations and trade secrets. ▪ Years of industry expertise, technology development requiring PhD-level expertise by mathematicians, engineers, physicist, and applied sciences, as well as extremely broad relationship networks within finance, media, and industry users likeliest to be first-to-market adopters.

Peek at Future QCI R&D Efforts

QCi | Innovative Quantum Solutions Company

OFFERING	DESCRIPTION	STATUS AND OPPORTUNITY
QUANTUM OPTICAL CHIPS	Actively working on the specification and design for a dedicated QCI Quantum Chip fabrication facility to develop and produce Lithium Niobate optical chips	Opportunity to benefit from the recently authorized **$280 billion** CHIPS Act and will take steps to establish a U.S.-based chip facility in 2023.
QUANTUM IMAGING	QCI core technology can count single photons and filter their associated wave functions precisely to obtain optical imaging through otherwise opaque and dense materials.	Powerful supplement to traditional imaging approaches. Opportunity to integrate "on chip". Prototype has been built and is currently undergoing testing by the Company.
QUANTUM HYBRID PCI	A plug and play adaption of QCI's Entropy Quantum Computer on a PCI card architecture.	World's first fully integrated Quantum / Classical hybrid to bring quantum information processing capabilities into the native high-performance computing domain
QUANTUM COMMUNICATIONS & NETWORKING	QCI has several patents in the area of quantum-based technologies for protection of data at rest and in quantum private communication.	QCI plans to begin commercial development of quantum networking products in 2023 and partnerships are actively being explored. Addresses the **$216 billion**[1] cybersecurity market

Source: [1] *Strategic Market Research*

Thank You for Your Time and Consideration

QCi | Innovative Quantum Solutions Company

Quantum Computing Inc.

d.b.a. ***QCI***

Contact:

Robert Liscouski, CEO
Quantum Computing Inc
rlisk@quantumcomputinginc.com
703-407-9437